                                                         SEC File Nos. 002-86082
                                                                       811-03833


                          MAINSTAY VP SERIES FUND, INC.

                       MAINSTAY VP MID CAP VALUE PORTFOLIO

                      Supplement dated June 30, 2004 to the
                 Prospectus dated April 30, 2004 ("Prospectus")


     This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. regarding the MainStay VP Mid Cap Value Portfolio (the "Portfolio"). You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     Effective June 30, 2004, the section entitled "Principal Investment Strategies" on page A-31 of the Prospectus is replaced with the following:

          The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. As of the date of this Prospectus, the market capitalizations of companies in this Index range from $600 million to $18.5 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased and are listed on a national securities exchange or traded in the over-the-counter market.

          The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts).

          REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.



             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE